Accounts Payable and Accrued Expenses	6 Months Ended
Jun. 30, 2022
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	June 30, 2022	December 31, 2021
Accounts payable	$8,151	$6,566
Accrued operating	7,713	11,448
Accrued administrative	5,402	9,059
Accounts payable and accrued expenses	$21,266	$27,073
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating includes obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 12, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.